                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)      10/16/2006
--------------------------------------------------------------------------------



                           CITIZENS FIRST CORPORATION
             (Exact name of registrant as specified in its charter)



     Kentucky                       61-0912615                   333-67435
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission               (IRS Employer
  of incorporation)                 File Number)             Identification No.)

                 1065 Ashley Street, Bowling Green, Kentucky        42103
--------------------------------------------------------------------------------
                (Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code       (270) 393-0700
--------------------------------------------------------------------------------

                                 Not Applicable
--------------------------------------------------------------------------------
                (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL AGREEMENT.
         The information provided in Item 2.03 is hereby incorporated by reference herein.


ITEM 2.02. RESULTS OF OPERATION AND FINANCIAL CONDITION.

         On October 17, 2006, Citizens First Corporation issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference. The press release announced the Company's operating results for the quarter ended September 30, 2006.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

(a)(1) On October 16, 2006 the Company's wholly-owned subsidiary, Citizens First Statutory Trust I, a Delaware business trust (the "Trust"), issued $5,000,000 of trust preferred securities (the "Capital Securities") to an institutional investor. The Company has irrevocably and unconditionally guaranteed the Capital Securities and, to the extent not paid by the Trust, accrued and unpaid distributions on the Capital Securities and the redemption price payable to the Capital Securities holders, in each case to the extent the Trust has funds available. The proceeds of the Capital Securities, along with the proceeds of $155,000 from the issuance of common securities (the "Common Securities") by the Trust to the Company, were used to purchase $5,155,000 junior subordinated debt securities (the "Debentures").

The Capital Securities and the Debentures are redeemable on January 1, 2037, unless sooner redeemed in accordance with the respective provisions of the Amended and Restated Declaration of trust (the "Declaration") entered into among the Company and Wilmington Trust Company, as institution trustee and Delaware trustee, and an indenture of trust (the "Indenture") entered into between the Company and Wilmington Trust Company, as trustee. Distributions on the Capital Securities are cumulative, will accrue from the date of original issuance and will be payable quarterly in arrears. The coupon rate on the Capital Securities for a given distribution period will be equal to 90-day LIBOR plus 1.65% (but not to exceed the maximum rate of interest allowed under New York law as modified by any federal law of general applicability). Distributions may be deferred by the Company for up to 20 consecutive quarterly periods.

The Capital Securities and Debentures are redeemable, subject to prior approval by the Federal Reserve, at any time commencing on January 1, 1012, at par, and may be redeemed earlier, subject to prior approval by the Federal Reserve, following the occurrence of certain events resulting in a change in the capital treatment or tax treatment of the Debentures or resulting in the Trust being deemed to be an investment company required to register under the Investment Company Act of 1940.

The Trustee and the holders of at least 25% of the aggregate principal amount of the Debentures outstanding have a right to accelerate payment of principal outstanding under the Debentures if an event of default occurs under the Indenture.

The Trust will terminate on October 16, 2042, unless earlier dissolved.

ITEM 7.01. REGULATION FD DISCLOSURE.

         See "Item 2.02. Results of Operations and Financial Condition" which is incorporated by reference in this Item 7.01.



ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.


C. EXHIBITS

99.1     Press Release dated October 17, 2006.



         The information in this Form 8-K and the Exhibit attached hereto shall not be deemed filed for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

                                   SIGNATURES




                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             CITIZENS FIRST CORPORATION
                                  (Registrant)



                               By:/s/ Mary D. Cohron
                                      Mary D. Cohron
                                  President and Chief Executive Officer

Date: October 17, 2006

                               EXHIBIT INDEX


Exhibit Number    Description of Exhibit

99.1     Press Release dated October 17, 2006